                                                                    EXHIBIT 4.29

             -----------------------------------------------------

                              3.95% NOTES DUE 2008

                              5.20% NOTES DUE 2013

                             SUPPLEMENTAL INDENTURE

                                     between

                              THE CHUBB CORPORATION

                                       and

                          BANK ONE TRUST COMPANY, N.A.

                                   as Trustee

                           Dated as of March 18, 2003

             -----------------------------------------------------

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
                                     ARTICLE 1
                                    DEFINITIONS

Section 1.01.  Definition of Terms..............................................      2

                                     ARTICLE 2
                                     THE NOTES

Section 2.01.  Designation......................................................      4
Section 2.02.  Principal Amount; Series Treatment for Additional Notes..........      4
Section 2.03.  Form of Notes; Global Form.......................................      5
Section 2.04.  Restrictive Legends..............................................      6
Section 2.05.  Transfer Restrictions............................................      8
Section 2.06.  Additional Interest..............................................     10

                                     ARTICLE 3
                               REDEMPTION OF THE NOTES

Section 3.01.  Optional Redemption by Issuer....................................     11

                                     ARTICLE 4
                                     DEFEASANCE

Section 4.01.  Defeasance By The Issuer.........................................     11

                                     ARTICLE 5
                                   MISCELLANEOUS

Section 5.01.  Rule 144A Information; No Resales By Affiliates..................     11
Section 5.02.  Ratification Of Indenture........................................     12
Section 5.03.  Trustee Not Responsible For Recitals.............................     12
Section 5.04.  Governing Law....................................................     12
Section 5.05.  Separability.....................................................     12
Section 5.06.  Counterparts.....................................................     12

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         SUPPLEMENTAL INDENTURE dated as of March 18, 2003 (the "SUPPLEMENTAL
INDENTURE") between The Chubb Corporation, a New Jersey corporation (the "ISSUER"), and Bank One Trust Company, N.A., successor in interest to the First National Bank of Chicago, as trustee (the "TRUSTEE") under the Indenture dated as of October 25, 1989 (the "INDENTURE") between the Issuer and the Trustee.

         WHEREAS, the Issuer executed and delivered the Indenture to the Trustee to provide, among other things, for unsecured debentures, notes or other evidences of indebtedness to be issued by the Issuer from time to time in one or more series under the Indenture;

         WHEREAS, Section 8.1(e) of the Indenture provides that the Issuer and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities (as defined in the Indenture) of any series as provided by Sections 2.1 and 2.3 of the Indenture;

         WHEREAS, the Board of Directors of the Issuer has duly adopted resolutions authorizing the Issuer to execute and deliver this Supplemental Indenture;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer desires to enter into this Supplemental Indenture to provide for the establishment of a new series of its Securities to be known as its 3.95% Notes due 2008 (the "NOTES DUE 2008") and a further new series of its Securities to be known as its 5.20% Notes due 2013 (the "NOTES DUE 2013");

         WHEREAS, the Issuer has requested that the Trustee execute and deliver this Supplemental Indenture and all things necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, and (ii) the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, have been done;

         NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and terms of the Notes, the Issuer covenants and agrees with the Trustee as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.01. Definition of Terms.

         Unless the context otherwise requires:

         (a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

         (b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

         (c)      the singular includes the plural and vice versa;

         (d) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

         (e) headings are for convenience of reference only and do not affect interpretation;

         (f)      the following terms have the meanings given to them in this
Section 1.01(f):

         "ADDITIONAL INTEREST" shall have the meaning set forth in the Registration Rights Agreement.

         "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         "EXCHANGE OFFER" means the exchange offer by the Issuer of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "EXCHANGE NOTES" means the debt securities of the Issuer to be offered to Holders in exchange for the Initial Notes pursuant to the Exchange Offer or otherwise pursuant to a Registration of the Exchange Notes containing terms

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identical to the Notes for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the corresponding series of Notes (unless the Exchange Note is issued after an interest record date and prior to the corresponding interest payment date in which case interest shall accrue from such interest payment date) or, if no such interest has been paid, from the first date that the corresponding series of Notes was originally issued under the Indenture as supplemented by this Supplemental Indenture and (ii) the provisions relating to Additional Interest (other than any Additional Interest accrued through the date of issuance of such Exchange Notes) will be eliminated).

         "GLOBAL NOTE" shall have the meaning set forth in Section 2.03(b).

         "INITIAL NOTES" means (i) all Notes issued on the first date that Notes were originally issued under this Supplemental Indenture, (ii) any additional Notes issued under Section 2.02 in any offering not registered under the Securities Act and (iii) any Notes issued in replacement therefor, but not including any Exchange Notes issued in exchange therefor.

         "INTEREST" means with respect to Notes any interest payable on the Notes including Additional Interest, if any.

         "NOTE" or "NOTES" means any Security or Securities, as the case may be, authenticated and delivered under the Indenture, as supplemented by this Supplemental Indenture, including any Global Note.

         "NOTES DUE 2008" shall have the meaning set forth in the recitals above.

         "NOTES DUE 2013" shall have the meaning set forth in the recitals above.

         "REGISTRATION" means a registered exchange offer for the Notes by the Issuer or other registration of the Notes under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 18, 2003, among the Issuer and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bane Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney Inc.

         "REGISTRATION STATEMENT" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

         "RESTRICTED LEGEND" means the legend set forth in Section 2.04(a) hereof.

         "RULE 144A" means Rule 144A under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

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                                    ARTICLE 2
                                    THE NOTES

         SECTION 2.01. Designation.

         The Issuer hereby establishes the following series of Securities for issuance under the Indenture:

         (a)      a series of Securities designated the "3.95% Notes due 2008";
and

         (b)      a series of Securities designated the "5.20% Notes due 2013".

         SECTION 2.02. Principal Amount; Series Treatment for Additional Notes.

         (a) The Notes due 2008 shall be initially limited to an aggregate principal amount of $225,000,000. The Issuer may, without notice to or the consent of the Holders of the outstanding Notes due 2008, issue additional notes of the same tenor as the Notes due 2008 by Issuer Order, so that such additional notes and the outstanding Notes due 2008 shall form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture.

         (b) The Notes due 2013 shall be initially limited to an aggregate principal amount of $275,000,000. The Issuer may, without notice to or the consent of the Holders of the outstanding Notes due 2013, issue additional notes of the same tenor as the Notes due 2013 by Issuer Order, so that such additional notes and the outstanding Notes due 2013 shall form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture.

         (c) Any additional Notes issued under Section 2.02(a) or Section 2.02(b) shall have the same terms in all respects as the corresponding series of outstanding Notes, except that interest will accrue on the additional Notes from the most recent date to which interest has been paid on the corresponding series of Notes (other than the additional Notes) or if no interest has been paid on the corresponding series of Notes from the first date that the corresponding series of Notes was originally issued under the Indenture as supplemented by this Supplemental Indenture.

         (d)      For all purposes of the Indenture and the Supplemental
Indenture:

                  (i) all Notes due 2008, whether Initial Notes, Exchange Notes or additional Notes due 2008 issued under Section 2.02(a) shall constitute one series of Securities and shall vote together as one series of Securities; and

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                  (ii)     all Notes due 2013, whether Initial Notes, Exchange
         Notes or additional Notes due 2013 issued under Section 2.02(b) shall constitute one series of Securities and shall vote together as one series of Securities.

         Section 2.03. Form of Notes; Global Form.

         (a) The Notes due 2008 and the Notes due 2013 shall be substantially in the forms of Exhibit A1 and A2 hereto. The terms and provisions contained in the form of Notes set forth in Exhibits A1 and A2 shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Supplemental Indenture.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture as supplemented by this Supplemental Indenture, or as may be required by the Depositary or as may be required for the Initial Notes to be tradeable on any market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

         (b) So long as the Notes of a series of Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(b), all of the Notes of that series of Securities shall be represented by one or more Notes of that series of Securities in global form registered in the name of the Depositary or the nominee of the Depositary (each and collectively the "GLOBAL NOTE"). The transfer and exchange of beneficial interests in any such Global Notes shall be effected through the Depositary in accordance with the Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b), beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

         Any Global Note shall represent such of the outstanding Notes of a series of Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes of that series of Securities from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the holder of such Notes in accordance

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with the Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the holder of such Note.

         SECTION 2.04. Restrictive Legends. (a) Except as otherwise provided in paragraph (c), each Initial Note shall bear the following legend on the face thereof:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (" RULE 144A")), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS NOTE) AND THE LAST DATE ON WHICH THE CHUBB CORPORATION OR ANY AFFILIATE OF THE CHUBB CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE CHUBB CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE CHUBB CORPORATION, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER

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INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE
FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CHUBB CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         (b) Each Global Note shall also bear the following legend on the face thereof:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         Each Global Note for which the Depository Trust Company is the Depositary shall also bear the following legend on the face thereof:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (c)      (i)      If the Issuer determines (upon the advice of counsel
and such other certifications and evidence as the Issuer may reasonably require) that any Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

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         (ii)     after an Initial Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note,

the Issuer may instruct the Trustee to cancel such Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction. If a Note to be reissued under this Section 2.04(c) without a Restricted Legend is represented by a Global Note bearing the Restricted Legend, the principal amount of the legended Global Note shall be reduced by the principal amount of the Note to be reissued without the Restricted Legend and the principal amount of a Global Note without the Restricted Legend of the appropriate series of Securities shall be increased by an equal principal amount. If a Global Note without the Restricted Legend of the appropriate series of Securities is not then outstanding, the Issuer shall execute and the Trustee shall authenticate and deliver a Global Note of the appropriate series of Securities without the Restricted Legend to the Depositary.

         SECTION 2.05. Transfer Restrictions. (a) By its acceptance of any Note bearing the Restricted Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Restricted Legend and agrees that it will transfer such Note only as provided in this Supplemental Indenture and the Restricted Legend. The Issuer and the Trustee as Note registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Supplemental Indenture and the Restricted Legend. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Trustee as Note registrar or the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 2.8 of the Indenture or this
Section 2.05(a). The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of, or participants in, the Depositary or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation

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or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (b)      The following provisions shall apply only to Global Notes:

                  (i) Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or the Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for all purposes of the Indenture and this Supplemental Indenture.

                   (ii) Notwithstanding any other provision in the Indenture, as supplemented by this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Note or
         (ii) has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, (B) an Event of Default has occurred with respect to the corresponding series of Securities and is continuing or (C) the Issuer, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes of a series of Securities represented by Global Notes. Any Global Note exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Issuer. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                  (iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an

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         appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture as supplemented by this Supplemental Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

                  (vi) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee, at the direction of the Trustee, to reflect such reduction.

         SECTION 2.06. Additional Interest.

         If a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to a series of Notes, the interest rate borne by the Notes of such series shall be increased as provided in the Registration Rights Agreement.

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         Additional Interest (as defined in the Registration Rights Agreement)
shall, for the purposes of the Notes due 2008 and the Notes due 2013, constitute "INTEREST" as defined in Article One of the Indenture and interest for purposes of this Supplemental Indenture.

                                    ARTICLE 3
                             REDEMPTION OF THE NOTES

         SECTION 3.01. Optional Redemption by Issuer. The Notes may be redeemed at the option of the Issuer on the terms and conditions set forth in the forms of Notes set forth as Exhibits A1 and A2.

                                   ARTICLE 4
                                   DEFEASANCE

         Section 4.01. Defeasance By The Issuer. The Notes shall be subject to defeasance at the option of the Issuer in accordance with the terms and conditions set forth in Article X of the Indenture.

                                    ARTICLE 5
                                  MISCELLANEOUS

         Section 5.01. Rule 144A Information; No Resales By Affiliates. (a) Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Issuer covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Securities Exchange Act of 1934, make available to any holder or beneficial holder of Initial Notes in connection with any sale thereof and any prospective purchaser of Initial Notes designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Initial Notes and it will take such further action as any holder or beneficial holder of such Initial Notes may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Initial Notes without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Initial Notes, the Issuer will deliver to such holder a written statement as to whether it has complied with such requirements.

         (b) Any Initial Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Issuer or any affiliate thereof

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(within the meaning of Rule 144) that is controlled by the Issuer may not be resold by the Issuer or such affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Initial Note no longer being "RESTRICTED SECURITIES" (as defined under Rule 144).

         Section 5.02. Ratification Of Indenture.

         The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

         Section 5.03. Trustee Not Responsible For Recitals.

         The recitals herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         Section 5.04. Governing Law.

         This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

         Section 5.05. Separability.

         In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         Section 5.06. Counterparts.

         This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                              THE CHUBB CORPORATION

                                              By: /s/:  John D. Finnegan
                                                  -----------------------------
                                                  Name:  John D. Finnegan
                                                  Title: Chief Executive Officer

[Seal]

Attest:

By: /s/:  Henry G. Gulick
    --------------------------
      Henry G. Gulick
      Secretary

                                                    BANK ONE TRUST COMPANY, N.A.
                                                    as Trustee

                                                    By: /s/:  Sandra Whalen
                                                        ------------------------
                                                        Name:  Sandra Whalen
                                                        Title: Vice President

[Seal]

Attest:

By: /s/ attested
    ---------------

                                                                      EXHIBIT A1

                                 [FACE OF NOTE]

[Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement the Notes shall bear the legend set forth below on the face thereof :]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (" RULE 144A")), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS NOTE) AND THE LAST DATE ON WHICH THE CHUBB CORPORATION OR ANY AFFILIATE OF THE CHUBB CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE CHUBB CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE CHUBB CORPORATION, THE

A1-1

TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CHUBB CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[Each Global Note shall bear the following legend:]

[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[Each Global Note for which the Depository Trust Company is the Depositary shall bear the following legend:]

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A1-2

    CUSIP No. __________

                              THE CHUBB CORPORATION
                               3.95% Note Due 2008

No. ___                                                            [$__________]

         THE CHUBB CORPORATION, a New Jersey corporation (the "ISSUER"), for value received, hereby promises to pay to [For Global Note: insert name of the Depositary or its nominee which shall be Cede & Co. if the Depositary is The Depository Trust Company] or registered assigns, at the office or agency of the Issuer in the City of New York, the principal sum [of _____ DOLLARS ($___)] [For Global Notes: set forth on Schedule I hereto] on April 1, 2008, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 1 and October 1 of each year, commencing [For Initial Notes insert: October 1, 2003] [For Exchange Notes insert: the next April 1 or October 1 following the date of the Exchange Note unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1, in which case insert the October 1 or April 1 following such next April 1 or October 1], on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from April 1 or October 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from [For Initial Notes insert: March 18, 2003] [For Exchange Notes insert: the last interest payment date to which interest was paid on the Initial Note exchanged for the Exchange Note (unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1 in which case insert such April 1 or October 1) or if no interest has been paid on the Initial Note exchanged for the Exchange Note insert March 18, 2003] until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing, (A) if the date hereof is after April 1, 2003 and after the 15th day of March or October, as the case may be, and before the following April 1 or October 1, this Note shall bear interest from such April 1 or October 1; provided, that if the Issuer shall default in the payment of interest due on such April 1 or October 1, then this Note shall bear interest from the next preceding April 1 or October 1, to which interest has been paid or, if no interest has been paid on these Notes, from [For Initial Notes insert:
March 18, 2003] [For Exchange Notes insert: the last interest payment date to which interest was paid on the Initial Note exchanged for the Exchange Note (unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1 in which case insert such April 1 or October
1)

A1-3
or if no interest has been paid on the Initial Note exchanged for the Exchange
Note insert March 18, 2003] and (B) if this Note is an Exchange Note issued for an Initial Note after March 15 or September 15 but before the following April 1 or October 1 and the Issuer fails to pay the interest due on such Initial Note on such April 1 or October 1, then this Note shall bear interest from the last interest payment date to which interest was paid on such Initial Note or if no interest has been paid on such Initial Note, from March 18, 2003. The interest so payable on any April 1 or October 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on March 15 or September 15, as the case may be, preceding such April 1 or October 1.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A1-4

         IN WITNESS WHEREOF, The Chubb Corporation has caused this instrument to be signed by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: __________,
                                               THE CHUBB CORPORATION

                                               By:______________________________

[Seal]

                                               By:______________________________

Attest:

___________________________

A1-5

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                               BANK ONE TRUST COMPANY, N.A.,
                                                 as Trustee

                                               By: _____________________________
                                                   Authorized Officer

A1-6

                                 REVERSE OF NOTE
                              THE CHUBB CORPORATION
                               3.95% Note Due 2008

         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "SECURITIES") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of October 25, 1989 as supplemented by the Supplemental Indenture dated as of March 18, 2003 (herein called the "INDENTURE"), between the Issuer and Bank One Trust Company, N.A., successor in interest to The First National Bank of Chicago, Trustee (herein called the "TRUSTEE" which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 3.95% Notes due 2008 (the "NOTES") of the Issuer, initially limited in aggregate principal amount to $225,000,000.

         The Indenture contains provisions for the defeasance at any time of the entire indebtedness of this Note upon compliance by the Issuer of certain conditions set forth therein, which provisions apply to this Note.

         The Issuer shall have the right to redeem this Note at the option of the Issuee at any time, without premium or penalty, in whole or in part (an "Optional Redemption"), at a redemption price (the "OPTIONAL REDEMPTION PRICE") equal to the greater of:

         (i) 100% of the principal amount of such Notes plus accrued interest thereon to the date of redemption, and

         (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus in each case accrued interest thereon to the date of redemption.

         "TREASURY RATE" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the

A1-7

Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

         "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

         "COMPARABLE TREASURY PRICE" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

         "REFERENCE TREASURY DEALER" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc, Goldman Sachs & Co. and Salomon Smith Barney, Inc. or their affiliates which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

         Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Issuer pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption the Notes are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed.

A1-8

         In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

         [TO BE INCLUDED IN INITIAL NOTES, NOT EXCHANGE NOTES:

         If a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Issuer shall pay Additional Interest (in addition to the interest otherwise due hereon) to the Holder as provided in the Registration Rights Agreement.

         [TO BE INCLUDED IN EXCHANGE NOTES: There shall also be payable in respect of this Note all Additional Interest that may have accrued on the Note for which this Note was exchanged (as defined in such Note) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.]

         In case an Event of Default, as defined in the Indenture, with respect to the Notes, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payments of principal, premium, if any, or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii)

A1-9
reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of any series necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in such sections of the Indenture or the deletion of this proviso, in accordance with the requirements of the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         There is no sinking fund for the retirement of the Notes.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the City of New York, a new Note or Notes of

A1-10
authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

A1-11

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

By: _________________________

Date: _______________________

A1-12

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Note or the last date on which this Note was held by the Issuer or an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with its terms:

                                   [Check One]

         (1)[ ]   to the Issuer or a subsidiary of the Issuer;

         (2)[ ] pursuant to an effective registration statement under the Securities Act of 1933; or

         (3)[ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)[ ] pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                                        Signature

Signature Guarantee:

Signature must be guaranteed                            Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include

A1-13
membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

A1-14

         TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________                            _____________________________
                                                   NOTICE: To be executed by an
                                                   executive officer

A1-15

                                                                      Schedule I

                 [Include as Schedule I only for a Global Note]

                              THE CHUBB CORPORATION
                              3.95% Notes due 2008

No. _______

                                                     Notation Explaining Principal         Authorized Signature of
Date        Principal Amount                         Amount Recorded                       Trustee
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

A1-16

                                                                      EXHIBIT A2

                                 [FACE OF NOTE]

[Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement the Notes shall bear the legend set forth below on the face thereof :]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (" RULE 144A")), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS NOTE) AND THE LAST DATE ON WHICH THE CHUBB CORPORATION OR ANY AFFILIATE OF THE CHUBB CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE CHUBB CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE CHUBB CORPORATION, THE

A2-1

TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CHUBB CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[Each Global Note shall bear the following legend:]

[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[Each Global Note for which the Depository Trust Company is the Depositary shall bear the following legend:]

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A2-2

         CUSIP No. __________

                              THE CHUBB CORPORATION
                               5.20% Note Due 2013

No. ___                                                            [$__________]

         THE CHUBB CORPORATION, a New Jersey corporation (the "ISSUER"), for value received, hereby promises to pay to [For Global Note: insert name of the Depositary or its nominee which shall be Cede & Co. if the Depositary is The Depository Trust Company] or registered assigns, at the office or agency of the Issuer in the City of New York, the principal sum [of _____ DOLLARS ($___)] [For Global Notes: set forth on Schedule I hereto] on April 1, 2013, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 1 and October 1 of each year, commencing [For Initial Notes insert: October 1, 2003] [For Exchange Notes insert: the next April 1 or October 1 following the date of the Exchange Note unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1, in which case insert the October 1 or April 1 following such next April 1 or October 1], on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from April 1 or October 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from [For Initial Notes insert: March 18, 2003] [For Exchange Notes insert: the last interest payment date to which interest was paid on the Initial Note exchanged for the Exchange Note (unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1 in which case insert such April 1 or October 1) or if no interest has been paid on the Initial Note exchanged for the Exchange Note insert March 18, 2003] until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing, (A) if the date hereof is after April 1, 2003 and after the 15th day of March or October, as the case may be, and before the following April 1 or October 1, this Note shall bear interest from such April 1 or October 1; provided, that if the Issuer shall default in the payment of interest due on such April 1 or October 1, then this Note shall bear interest from the next preceding April 1 or October 1, to which interest has been paid or, if no interest has been paid on these Notes, from [For Initial Notes insert:
March 18, 2003] [For Exchange Notes insert: the last interest payment date to which interest was paid on the Initial Note exchanged for the Exchange Note (unless the Exchange Note is issued after March 15 or September 15 but before the following April 1 or October 1 in which case insert such April 1 or October
1)

A2-3
or if no interest has been paid on the Initial Note exchanged for the Exchange
Note insert March 18, 2003] and (B) if this Note is an Exchange Note issued for an Initial Note after March 15 or September 15 but before the following April 1 or October 1 and the Issuer fails to pay the interest due on such Initial Note on such April 1 or October 1, then this Note shall bear interest from the last interest payment date to which interest was paid on such Initial Note or if no interest has been paid on such Initial Note, from March 18, 2003. The interest so payable on any April 1 or October 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on March 15 or September 15, as the case may be, preceding such April 1 or October 1.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A2-4

         IN WITNESS WHEREOF, The Chubb Corporation has caused this instrument to be signed by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: __________,
                                               THE CHUBB CORPORATION

                                               By: _____________________________

[Seal]

                                               By: _____________________________

Attest:

___________________________

A2-5

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                               BANK ONE TRUST COMPANY, N.A.,
                                                  as Trustee

                                               By: _____________________________
                                                      Authorized Officer

A2-6

                                 REVERSE OF NOTE
                              THE CHUBB CORPORATION
                               5.20% Note Due 2013

         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "SECURITIES") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of October 25, 1989 as supplemented by the Supplemental Indenture dated as of March 18, 2003 (herein called the "INDENTURE"), between the Issuer and Bank One Trust Company, N.A., successor in interest to The First National Bank of Chicago, Trustee (herein called the "TRUSTEE" which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.20% Notes due 2013 (the "NOTES") of the Issuer, initially limited in aggregate principal amount to $275,000,000.

         The Indenture contains provisions for the defeasance at any time of the entire indebtedness of this Note upon compliance by the Issuer of certain conditions set forth therein, which provisions apply to this Note.

         The Issuer shall have the right to redeem this Note at the option of the Issuee at any time, without premium or penalty, in whole or in part (an "Optional Redemption"), at a redemption price (the "OPTIONAL REDEMPTION PRICE") equal to the greater of:

         (i) 100% of the principal amount of such Notes plus accrued interest thereon to the date of redemption, and

         (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus in each case accrued interest thereon to the date of redemption.

         "TREASURY RATE" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the

A2-7

Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

         "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuer.

         "COMPARABLE TREASURY PRICE" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

         "REFERENCE TREASURY DEALER" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc, Goldman Sachs & Co. and Salomon Smith Barney, Inc. or their affiliates which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

         Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Issuer pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption the Notes are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed.

A2-8

         In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

         [TO BE INCLUDED IN INITIAL NOTES, NOT EXCHANGE NOTES:

         If a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Issuer shall pay Additional Interest (in addition to the interest otherwise due hereon) to the Holder as provided in the Registration Rights Agreement.

         [TO BE INCLUDED IN EXCHANGE NOTES: There shall also be payable in respect of this Note all Additional Interest that may have accrued on the Note for which this Note was exchanged (as defined in such Note) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.]

         In case an Event of Default, as defined in the Indenture, with respect to the Notes, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payments of principal, premium, if any, or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii)

A2-9
reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of any series necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in such sections of the Indenture or the deletion of this proviso, in accordance with the requirements of the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         There is no sinking fund for the retirement of the Notes.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the City of New York, a new Note or Notes of

A2-10
authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

A2-11

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

______________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

By: _______________________

Date: _____________________

A2-12

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Note or the last date on which this Note was held by the Issuer or an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with its terms:

                                   [Check One]

         (1)[ ]   to the Issuer or a subsidiary of the Issuer;

         (2)[ ] pursuant to an effective registration statement under the Securities Act of 1933; or

         (3)[ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)[ ] pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                                        Signature

Signature Guarantee:

Signature must be guaranteed                            Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include

A2-13
membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

A2-14

         TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _______________                            ______________________________
                                                    NOTICE: To be executed by an
                                                    executive officer

A2-15

                                                                      Schedule I

                 [Include as Schedule I only for a Global Note]

                              THE CHUBB CORPORATION
                              5.20% Notes due 2013

No.  _______

                                                     Notation Explaining Principal         Authorized Signature of
Date        Principal Amount                         Amount Recorded                       Trustee
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

A1-16